                                                                    EXHIBIT 10.2

                             STOCKHOLDERS AGREEMENT


          THIS STOCKHOLDERS AGREEMENT (this "Agreement"), is effective as of November 20, 1996, and is entered into by and among Blake M. Roney, Nedra D. Roney, Sandra N. Tillotson, Kirk V. Roney, Brooke B. Roney, Steven J. Lund, R. Craig Bryson, Craig S. Tillotson, Keith R. Halls, Rick A. Roney, Burke F. Roney, Park R. Roney and the Stockholder Controlled Trusts (as defined below) listed on the signature pages hereof (collectively, the "Initial Stockholders"), and Nu Skin Asia Pacific, Inc., a corporation organized under the laws of the State of Delaware (the "Company").

                                  WITNESSETH:
                                  ----------

          WHEREAS, the Initial Stockholders own all of the issued and outstanding shares of common stock of Nu Skin Japan Company, Limited, Nu Skin Taiwan, Inc., Nu Skin Hong Kong, Inc., Nu Skin Korea, Inc. and Nu Skin Personal Care (Thailand) Limited (collectively, the "Subsidiaries");

          WHEREAS, the Initial Stockholders, in their respective capacities as stockholders of the Subsidiaries, have entered into several stockholders agreements among themselves which govern their rights, obligations and remedies as stockholders of the Subsidiaries (the "Subsidiary Stockholders Agreements");

          WHEREAS, the Subsidiary Stockholders Agreements, among other things, place certain restrictions on the Transfer (as defined below) of shares of capital stock of the Subsidiaries (the "Subsidiary Shares");

          WHEREAS, pursuant to a Contribution Agreement of even date herewith entered into by and between the Initial Stockholders, on the one hand, and the Company, on the other hand (the "Contribution Agreement"), the Initial Stockholders contributed to the Company all of the issued and outstanding shares of common stock of the Subsidiaries in exchange for all of the then issued and outstanding shares of Class B Common Stock, par value $.001 per share, of the Company (the "Class B Common Stock"), such transaction is hereinafter referred to as the "Reorganization;"

          WHEREAS, the Initial Stockholders desire, as of the date of this Agreement, to waive all of their rights and remedies provided under the Subsidiary Stockholders Agreements contingent upon the consummation of the Reorganization and, immediately upon the consummation of the Reorganization, to terminate the Subsidiary Stockholders Agreements;

          WHEREAS, each share of Class B Common Stock is convertible into one share of Class A Common Stock, par value $.001 per share, of the Company (the "Class A Common Stock");

          WHEREAS, immediately upon the consummation of the Reorganization, the Initial Stockholders owned no shares of Class A Common Stock and 80,250,000 shares of Class B Common Stock (the Class A Common Stock and the Class B Common Stock held by the Initial Stockholders are collectively referred to herein as the "Shares");

          WHEREAS, the Initial Stockholders and the Company have agreed that it would be in the best interests of each Initial Stockholder and the Company to assure the continued management of the

Company by restricting the privilege of ownership of the Shares and, except as hereinafter provided, to provide each of the Initial Stockholders with the opportunity to acquire additional Shares pursuant to the provisions hereof;

          WHEREAS, following the Reorganization, the Initial Stockholders desire to convert 2,855,000 shares of Class B Common Stock to Class A Common Stock (the "Equity Incentive Shares") and contribute such Equity Incentive Shares (i) to the Company for use in implementing a distributor equity incentive program with and through Nu Skin International, Inc., a Utah corporation ("NSI"), and (ii) to NSI and its affiliates (other than the Company and the Subsidiaries) for issuance in connection with stock incentive awards to be granted to employees of NSI and its affiliates (other than the Company and the Subsidiaries); and

          WHEREAS, in consideration for the contribution to the Company of a portion of the Equity Incentive Shares, the Company desires to grant to the Initial Stockholders the right to participate in certain future registrations of Class A Common Stock with the U.S. Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act of 1933, as amended (the "Commission").

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

          1.  RESTRICTION ON TRANSFER.  Each of the Stockholders (as defined
              -----------------------
below) hereby agrees that he, she or it shall not sell, assign, give, bequeath, transfer, distribute, pledge, hypothecate or otherwise encumber or dispose of (collectively, "Transfer") any of the Shares owned by him, her or it (whether now owned or hereafter acquired) except as otherwise allowed by this Agreement. Any attempted or purported Transfer of any Shares by any Stockholder in violation or contravention of the terms of this Agreement shall be void. The Company shall, and shall instruct its transfer agent to, reject and refuse to transfer on its books any Shares that may have been Transferred in violation or contravention of any of the provisions of this Agreement and shall not recognize any person, estate, executor, administrator, firm, association or corporation holding any of the Shares as being a stockholder of the Company, and any such person, estate, executor, administrator, firm, association or corporation shall not have any rights as a stockholder of the Company. In addition to any other remedies available to the parties to this Agreement either at law, in equity or pursuant to this Agreement, no dividends shall be paid on, nor any distribution made on, any Shares Transferred in breach of this Agreement.

          2.  PERMITTED TRANSFERS.  The Stockholders shall be permitted to
              -------------------
Transfer Shares as provided in Sections 3 and 4 hereof and, in addition, as follows:

          2.1  Public Sale and Gifts, Bequests and Distributions.  Any
               -------------------------------------------------
Stockholder may Transfer shares of Class A Common Stock pursuant to a widely distributed public offering of shares of Class A Common Stock registered under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to Rule 144 (including subsection (k) thereof) (or any successor rule or regulation to Rule 144) under the Securities Act ("Rule 144"), subject to and only in accordance with the terms and conditions of this Agreement. In addition, subject to the lock-up agreement set forth in Section 2.7 below, any Stockholder may Transfer Shares to Stockholder Controlled Trusts or to Stockholder Controlled Entities (as defined below) or to persons or entities who are not Stockholders as follows: (a) by gift or bequest; and (b) in the case of Stockholders who are the trustees of a Stockholder Controlled Trust or the executors of the estate of a Stockholder Descendant (as defined below), by distribution from such Stockholder Controlled Trust or such estate to one or more beneficiaries thereof who are not Stockholders, all without regard to the limitations imposed by this Agreement other than the requirements of the lock-up agreement set forth in Section 2.7 below. For purposes of this Section 2.1, the trustees of a Stockholder Controlled Trust in their capacity as trustees of such Stockholder Controlled Trust shall be deemed to be a single Stockholder and the executors of the estate of a Stockholder Descendant in their capacity as executors of such estate shall be deemed to be a single Stockholder.

          2.2  Transfers Among Initial Stockholders.  Any Initial Stockholder
               ------------------------------------
may Transfer Shares to one or more Initial Stockholders without regard to the limitations imposed by this Agreement by gift, bequest or sale; provided,
                                                                --------
however, that any sale of Shares by an Initial Stockholder (the "Selling Initial
-------
Stockholder") to one or more Initial Stockholders, other than Stockholder Controlled Trusts controlled by such Selling Initial Stockholder, shall be subject to the right of first offer granted to the Initial Stockholders in
Section 2.4 hereof.

          2.3  Pledges to Institutions.  Any Stockholder may grant a lien or
               -----------------------
security interest in, pledge, hypothecate or encumber (collectively, a "Pledge") any Shares, other than the Equity Incentive Shares, beneficially owned by him, her or it to a nationally or internationally recognized financial or lending institution with assets of not less than $10,000,000,000 (an "Institution"); provided, however, that the Institution must agree in writing at or prior to the
--------  -------
time such Pledge is made that (i) no Transfer of Shares in connection with a foreclosure, forfeiture or similar proceeding arising from the operation of such Pledge shall be made except as provided in the immediately following sentence and (ii) if such Institution itself should acquire ownership of Shares in connection with a foreclosure, forfeiture or similar proceeding arising from the operation of such Pledge, it will thereafter Transfer such Shares only in a manner that a Stockholder would be permitted to do pursuant to Sections 2.1, 2.2 or 2.4 hereof. An Institution that has been granted a Pledge of Shares may Transfer such Shares in connection with a foreclosure, forfeiture or similar proceeding arising from the operation of such Pledge (a) to such Institution,
(b) in a manner a Stockholder would be permitted to do pursuant to Sections 2.1,
2.2 or 2.4 hereof or (c) in any other public or private sale so long as (A) the Stockholders are given at least forty-five (45) days prior written notice of the time and place initially fixed for such sale (which sale may be adjourned from time to time to any such time and place as is announced at the time and place theretofore fixed for such sale) and (B) each Stockholder is entitled to bid to purchase such Shares at such sale subject only to whatever limitations and conditions of general applicability are generally established by such Institution in connection with such sale (including, without limitation, limitations and conditions to assure compliance with the Securities Act) (a "Foreclosure Sale"). All sales pursuant to a Foreclosure Sale shall be subject to the right of first offer granted to Stockholders in Section 2.4 hereof. Shares Pledged to an Institution that are acquired by such Institution in connection with a foreclosure, forfeiture or similar proceeding arising from a Pledge of such Shares may be transferred to the parent corporation of such Institution or any affiliated entity controlled by such Institution's parent corporation without regard to the limitations imposed by this Agreement so long as the transferee agrees in writing to be bound by the provisions of this Agreement to the same extent such Institution is bound.

          2.4  Right of First Offer.
               --------------------

          (a) Except for Transfers permitted under this Agreement, Transfers pursuant to a registration statement filed with the Commission or similar regulatory agency of a foreign jurisdiction, Transfers in accordance with Rule 144, Stockholders may not Transfer Shares to any person or entity unless such transferring Stockholder (an "Offering Stockholder") first offers such Shares to be Transferred (the "Offered Shares") to all Stockholders who are then parties to this Agreement as provided below (the "Right of First Offer").

          (b) In order to offer any Offered Shares, the Offering Stockholder shall give written notice (an "Offer Notice") of the proposed Transfer to all Stockholders who then are parties to this Agreement setting forth, in reasonable detail, the Offering Stockholder's intent to make such proposed Transfer, the number of Offered Shares, the proposed date of consummation of such Transfer (if known), the proposed purchase price per Share (including, if known, the amount of cash or other property or consideration to be received upon the consummation of the Transfer) (the "Offered Price Per Share"), any proposed sales commission or advisory fees, and any other material terms and conditions of the proposed Transfer to the extent then known.

          (c) Each Stockholder who is a party to this Agreement shall then have the irrevocable right, exercisable within thirty (30) days after the Offer Notice is given in accordance with the requirements of Section 12.2 hereof (the "Notice Period"), to purchase such portion of the Offered Shares as the number of Shares owned by such Stockholder bears to the total number of Shares owned by all Stockholders (excluding Shares owned by the Offering Stockholder), at a price per Share equal to the Offered Price Per Share and on the payment terms specified in the Offer Notice; provided, however, that the Offered Price Per
                               --------  -------
Share for the Offered Shares shall be reduced by the difference (if positive) between (i) the per Share amount of proposed sales commissions and advisory fees specified in the Offer Notice and (ii) the per Share amount of any placement, investment advisory or other similar fees (in the aggregate amount not to exceed one percent (1%) of the gross purchase price for the Offered Shares) payable by the Offering Stockholder in respect of the sale of the Offered Shares. Each Stockholder who is a party to this Agreement may exercise his, her or its Right of First Offer by delivering to the Offering Stockholder a notice of such exercise (an "Exercise Notice") within the Notice Period. If any Stockholder wishes to purchase less than all of his, her or its proportionate share of the Offered Shares, he, she or it shall specify the number of Offered Shares he, she or it wishes to purchase in his, her or its Exercise Notice. Any Offered Shares that a Stockholder shall have not elected to purchase during the Notice Period shall be reoffered thereafter to all Stockholders who have elected to purchase the full number of Shares offered to them. Such reoffer shall remain open for ten (10) days commencing on the date on which written notice of such reoffer is given in accordance with the requirements of Section 12.2 hereof. Each such Stockholder who is reoffered Offered Shares shall notify the Offering Stockholder in writing within such ten (10) day period of the number of such reoffered Offered Shares such Stockholder desires to purchase (such Stockholder's "Designated Shares") and shall be entitled to purchase that number of such reoffered Offered Shares which is equal to the lesser of (x) such Stockholder's Designated Shares and (y) the total number of such reoffered Offered Shares multiplied by a fraction, the numerator of which is such Stockholder's Designated Shares and the denominator of which is the aggregate Designated Shares of all Stockholders.

          (d) The closing of the purchase and sale of the Offered Shares shall occur on a date not later than sixty (60) days after the date on which the Exercise Notice is given (or such later date as is the earliest date on which the purchase may be completed in compliance with all applicable laws, rules and regulations), and at the time and place provided for in the Offer Notice.

          (e) If any Offered Shares are not to be so purchased by Stockholders exercising their rights during such thirty (30) day and/or ten (10) day periods, as the case may be, then, for a period of sixty (60) days commencing on the day after the last day of such ten (10) day period or, if there is no reoffer, the last day of such thirty (30) day period (the "Third Party Sale Period"), the Offering Stockholder shall be entitled to Transfer such Shares to one or more third parties for a gross price (or, in the case of a Block Sale (as defined below), a price net of any sales commissions and advisory fees) that is at least ninety-five percent (95%) of the Offered Price Per Share, and otherwise on terms substantially similar to those described in the Offer Notice; provided, however, that any Transfer of Shares proposed to
                     --------  -------
be made by such Offering Stockholder after the Third Party Sale Period or for a price per Share below the price per Share specified in this sentence shall again be subject to the provisions of this Section 2.4. The Offering Stockholder shall promptly notify the Stockholders who are parties to this Agreement of the sale (including the final per Share sale price) of any such Offered Shares to any third party during the Third Party Sale Period. As used in this Agreement, "Block Sale" means any sale, transfer or other disposition, directly or indirectly, in a single transaction or a series of transactions, of Offered Shares in any Third Party Sale Period in which beneficial ownership of eighty percent (80%) or more of the aggregate amount of such Offered Shares is acquired by one or two groups each consisting of two or more persons or entities who are
(i) "affiliates" (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of each other or one another, or (ii) "associates" (as such term is defined in Rule 12b-2 under the Exchange Act) of each other or one another or (iii) members of a group within the meaning of Rule 13d-5 of the Exchange Act.

          (f) Any Pledge of Shares beneficially owned by a Stockholder to an Institution shall not give the Stockholders any right to acquire such Shares pursuant to this Section 2.4. However, any proposed Transfer of such Shares in connection with a foreclosure, forfeiture or similar proceeding arising from the operation of any Pledge (other than a Transfer (i) to the Institution to which such Pledge has been granted, (ii) pursuant to Sections 2.1 or 2.2 hereof or
(iii) pursuant to a Foreclosure Sale) shall constitute a Transfer subject to the provisions of this Section 2.4.

          2.5  Application of Agreement to Shares After Transfer.  Unless a
               -------------------------------------------------
majority in interest of the Initial Stockholders shall agree otherwise in writing, all Shares Transferred in accordance with Section 2 hereof, other than Transfers pursuant to a widely distributed public offering or in accordance with Rule 144, shall be subject to the terms, obligations, conditions and restrictions set forth in this Agreement, and any person or entity to whom or to which such Shares have been Transferred shall automatically become a party to this Agreement upon such Transfer and shall be subject to the provisions of this Agreement. The restrictions and obligations set forth in this Agreement, including the restrictions described in Section 2.7, shall apply to the transferee of any Shares Transferred pursuant to this Agreement (other than pursuant to a widely distributed public offering or pursuant to Rule 144) and, for purposes of calculating the Transfer restriction percentages in Section 2.7, any Transfer by any transferor shall be aggregated with all Transfers by transferees receiving Shares from the transferor (other than in a widely distributed public offering or pursuant to Rule 144) and vice versa and all such Transfers shall be counted towards the Transfer restriction percentages in
Section 2.7, as such percentages are applied to the transferor and all of its transferees as a group. Moreover, all Transfers by Nedra D. Roney, Burke F. Roney, Rick A. Roney and Park R. Roney and their respective transferees shall be considered together as a group for purposes of calculating the restriction percentages set forth in Section 2.7 and applying such restriction percentages to said individuals. The Company may require any such person or entity to execute any necessary documentation in connection with such person's or entity's becoming a party to this Agreement.

          2.6  Definitions.  For purposes of this Agreement, the following terms
               -----------
shall have the following meanings:

          (a) "Stockholder" or "Stockholders" shall mean the following persons
               -----------      ------------
and entities: (i) each Initial Stockholder and his, her or its permitted assignees hereunder and his, her or its respective estate, guardian, conservator or committee; (ii) each descendant of each Initial Stockholder (a "Stockholder Descendant") and his, her or its respective estate, guardian, conservator or committee; (iii) each Stockholder Controlled Entity; and (iv) the trustees, in their respective capacities as such, of each Stockholder Controlled Trust.

          (b) "Stockholder Controlled Entity" shall mean the following entities:
               -----------------------------
(i) any not-for-profit corporation if at least eighty percent (80%) of its board of directors is composed of an Initial Stockholder and his or her Stockholder Descendants; (ii) any other corporation if at least eighty percent (80%) of the value of its outstanding equity is owned by an Initial Stockholder; (iii) any partnership if at least eighty percent (80%) of the value of its partnership interests is owned by an Initial Stockholder; and (iv) any limited liability company or similar company if at least eighty percent (80%) of the value of such company is owned by an Initial Stockholder.

          (c) "Stockholder Controlled Trust" shall mean the following trusts:
               ----------------------------
(i) the trusts set forth on the signature page hereof; and (ii) any trust the primary beneficiaries of which are Stockholder Descendants, Spouses of Stockholder Descendants (as defined below) and/or charitable organizations (collectively, "Stockholder Beneficiaries"), provided that, if any such trust is a wholly charitable trust, at least eighty percent (80%) of the trustees of such trust consist of Initial Stockholders and/or Stockholder Descendants. For purposes of this Section 2.6(c), the primary beneficiaries of a trust will be deemed to be Stockholder Beneficiaries if, under the maximum exercise of discretion by the trustee in favor of persons or entities who are not Stockholder Beneficiaries, the value of the interests of such persons or entities in such trust, computed actuarially, is twenty percent (20%) or less. The factors and methods prescribed in Section 7520 of the Internal Revenue Code of 1986, as amended (the "Code"), for use in ascertaining the value of certain interests shall be used in determining a beneficiary's actuarial interest in a trust for purposes of applying this Section 2.6(c). For purposes of this
Section 2.6(c), the actuarial value of the interest in a trust of any person or entity in whose favor a testamentary power of appointment may be exercised shall be deemed to be zero. For purposes of this Section 2.6(c), in the case of a trust created by a Stockholder Descendant, the actuarial value of the interest in such trust of any person or entity who may receive trust property only at the termination of the trust and then only in the event that, at the termination of the trust, there are no living issue of such Stockholder Descendant, shall be deemed to be zero.

          (d) "Spouses of Stockholder Descendants" shall mean those individuals
               ----------------------------------
who at any time were married to any Stockholder Descendant whether or not such marriage is subsequently dissolved by death, divorce or by any other means.

          2.7  Lock-Up Agreement; Permitted Periodic Transfers.  Notwithstanding
               -----------------------------------------------
any provision of this Agreement to the contrary, in order to preserve the tax-free status of the Reorganization under Section 351 of the Code, among other reasons, except for Transfers made in accordance with Section 4 below, from and after the date each Stockholder executes this Agreement, such Stockholder will not, without the prior written consent of the Company, jointly or individually, Transfer, offer, make any short sale of, contract to sell, lend, grant any option for the purchase of, or otherwise dispose of, directly or indirectly, any Shares owned of record or beneficially by such Stockholder on the effective date of the Company's Registration Statement on Form S-1 or thereafter acquired, for a period of three hundred sixty-six (366) days from the date of the closing of the Company's initial public offering of shares of its Class A Common Stock, except for the sale of shares of Class A Common Stock sold pursuant to the terms of the Underwriting Agreements pertaining to the Company's initial public offering as disclosed in the Registration Statements filed with the Commission and the Japanese Minister of Finance (the "MOF") in connection with such offering. Each Stockholder agrees to execute and deliver a lock-up agreement to the Underwriters in form and substance acceptable to the Underwriters. In addition, after the expiration of said three hundred sixty-six
(366) day lock-up period, except for Transfers pursuant to registration statements filed with the Commission or the MOF or other similar regulatory agencies or foreign jurisdictions, no Stockholder shall Transfer in any one (1) year period more than the greater of (a) one and one quarter of one percent (1.25%) of the total number of Shares issued and outstanding at the time of such proposed Transfer by such Stockholder or (b) ten percent (10%) of the total number of Shares originally issued to such Stockholder by the Company in connection with the Reorganization; provided, however, that no Stockholder shall
                                    --------  -------
Transfer in any one (1) year more than the maximum number of shares permitted to be Transferred in accordance with Rule 144. The Stockholders agree that the foregoing restriction on Transfers of Shares after the expiration of said three hundred sixty-six (366) day lock-up period shall not apply to any Transfers pursuant to Section 2.2 hereof.

     3.   INVOLUNTARY TRANSFERS.  If Shares of a Stockholder are Transferred by
          ---------------------
operation of law to any person or entity other than a Stockholder, including, without limitation, the trustee in bankruptcy of a Stockholder or a purchaser at any creditor's or judicial sale (but not including (a) any Transfer pursuant to a foreclosure forfeiture or similar sale as disclosed in Section 2.3 hereof, (b) any Transfer to the guardian, conservator or committee of an incompetent Stockholder or (c) any Transfer in a bankruptcy of Shares that are pledged to an Institution), or if any Stockholder holding Shares ceases to be a Stockholder, then, in each such case, such Stockholder shall be deemed to have offered all of his, her or its Shares to all Stockholders who are parties to this Agreement in the manner described in Section 2.4 hereof, except that the period of time in which the Stockholders have the option to purchase such Shares shall commence on the date of receipt by the Company of notice of such involuntary Transfer or such Stockholder ceasing to be a Stockholder, as the case may be, and the Offered Price Per Share shall equal the closing sales price per share of the shares of Class A Common Stock on the last trading day prior to such date. The Company shall notify the appropriate Stockholders of the occurrence of such involuntary Transfer or of a Stockholder ceasing to be a Stockholder as soon as practicable after it is notified of the same.

     4.   AGREEMENT TO FUND EQUITY INCENTIVE PROGRAMS.
          -------------------------------------------

          (a) Each Stockholder and its transferees hereby covenant and agree for a period of three (3) years from the date of this Agreement to make available to the Company or its designee up to six percent (6%) of each such Stockholder's (and such Stockholders' transferees considered as a group) shares of Class B Common Stock, as designated by NSI, for the purpose of funding any distributor or employee equity incentive program or programs sponsored by the Company or NSI. Any Transfer of shares of Class B Common Stock by the Stockholders for this purpose shall be made pro rata by the Stockholders in accordance with their ownership interests in the Company.

          (b) Except for the initial contribution to the Company of 1,605,000 shares of Class A Common Stock for issuance in connection with the Nu Skin International, Inc. ("NSI") Distributor Option program and 1,250,000 shares of Class A Common Stock to NSI and its affiliates (other than the Company) for issuance in connection with employee stock bonus awards, in order to exercise its right to use the Equity Incentive Shares, the Company shall give thirty (30) days written notice of the proposed Transfer to all Stockholders who then are parties to this Agreement setting forth, in reasonable detail, the Company's intent to make such proposed Transfer, the number of Shares to be Transferred, the proposed date of consummation of such Transfer (if known) and any other material terms and conditions of the proposed Transfer to the extent then known. The Equity Incentive Shares will then be Transferred at the end of such thirty (30) day period by the attorneys-in-fact identified in Section 11 hereof.

     5.   CONTRIBUTION OF DIVIDENDS.  In the event that a majority in interest
          -------------------------
of the Initial Stockholders, who are also shareholders of NSI, shall so decide and shall notify all of such Initial Stockholders and the Company in writing, any dividends (net of any taxes payable thereon) on the Shares to be paid by the Company to such Initial Stockholders shall be contributed to NSI pro rata based upon each such Initial Stockholder's ownership of shares of NSI common stock. Notice of such contribution of dividends must be made in accordance with Section
12.2 hereof at least ten (10) business days before the payment of such dividends by the Company to the Initial Stockholders. In its sole discretion, the Company may, upon receipt of notice of such contribution of dividends, pay such dividends directly to NSI. In the discretion of a majority in interest of the Initial Stockholders who are also shareholders of NSI, the above-referenced dividend payments may be made to NSI in cash or by any of such Initial Stockholder's tender to NSI of NSI common stock. For purposes of calculating the NSI shares transferred hereunder, the value per NSI shall be determined by multiplying NSI's net income for the four then most recently completed quarters by a factor of 3.5 and dividing such figure by the total number of NSI shares of common stock then outstanding.

     6.   WAIVER AND TERMINATION.
          ----------------------

          6.1  Waiver of Rights Under Subsidiary Stockholders Agreements.
               ---------------------------------------------------------
Contingent upon the consummation of the Reorganization, each Initial Stockholder waives, as of the date of this Agreement, all of his, her or its rights and remedies, including, but not limited to, any rights to restrict the transfer of Subsidiary Shares by other Initial Stockholders to any party to this Agreement, arising from or under the Subsidiary Stockholders Agreements, any document executed pursuant to or contemplated by the Subsidiary Stockholders Agreements or any transaction performed or contemplated by the Subsidiary Stockholders Agreements or any such document.

          6.2  Termination of the Subsidiary Stockholders Agreements.
               -----------------------------------------------------
Immediately upon the consummation of the Reorganization, each Subsidiary Stockholders Agreement shall terminate and all provisions thereunder shall become null and void.

     7.   LEGEND ON CERTIFICATES.
          ----------------------

          7.1  Legend on Certificates.  All Shares now or hereafter owned by the
               ----------------------
Stockholders shall be subject to the provisions of this Agreement and the certificates representing such Shares shall bear the following legend:

          THE SALE, ASSIGNMENT, GIFT, BEQUEST, TRANSFER, DISTRIBUTION, PLEDGE, HYPOTHECATION OR OTHER ENCUMBRANCE OR DISPOSITION OF THE SHARES

          REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY THE TERMS OF A STOCKHOLDERS AGREEMENT AMONG CERTAIN INDIVIDUALS AND PERSONS REFERRED TO IN SUCH STOCKHOLDERS AGREEMENT, A COPY OF WHICH MAY BE EXAMINED AT THE OFFICE OF THE COMPANY.

          7.2  Deposit of Certificates.  Each Initial Stockholder hereby agrees
               -----------------------
to deposit and leave on deposit with the Secretary of the Company or its designee (i) during a period of one year from the date of this Agreement, all certificates representing Shares, including, without limitation, the Equity Incentive Shares, and (ii) during a period of two years from the end of the period specified in clause (i) above, all certificates representing the Equity Incentive Shares.

     8.   REGISTRATION RIGHTS.  In consideration for the contribution by the
          -------------------
Initial Stockholders of shares of Class B Common Stock pursuant to Section 4 hereof, the Company hereby covenants and agrees as follows:

          8.1  Definitions.  For purposes of this Section 8, the following terms
               -----------
have the following meanings:

          "Restricted Stock" shall mean all Shares held by the Initial
           ----------------
     Stockholders and their permitted assignees, excluding Shares (i) that have been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them and (ii) that have been publicly sold pursuant to Rule 144.

          "Selling Expenses" shall mean the expenses described in Section 8.5
           ----------------
below.

          8.2  Incidental Registration.  If the Company at any time proposes to
               -----------------------
register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Form S-4, Form S-8 or another Form not available for registering the Restricted Stock for sale to the public), each such time it will give written notice to all holders hereunder of outstanding Restricted Stock of its intention so to do. Upon the written request of any such holder, received by the Company within ten (10) days following the date of the Company's registration notice, to register such holder's Restricted Stock, the Company will use its best efforts to cause such Restricted Stock to be included in the registration statement proposed to be filed by the Company. The holders of Restricted Stock to be registered pursuant to this Section 8.2 shall execute such documentation as may be reasonably necessary to effect the registration and sale of the Restricted Stock proposed to be included in such an underwriting upon the exercise of "piggyback" or "incidental" registration rights. Except as provided below, the number of shares of Restricted Stock that may be requested to be registered upon exercise of "piggyback" registration rights may be reduced (pro rata among the requesting holders of all such Restricted Stock based upon the number of shares of Restricted Stock requested to be registered by such holders) if and to the extent that the Company or the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein. No such reduction shall be made with respect to any securities offered by the Company for its own account. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 8.2 without thereby incurring any liability to the holders of Restricted Stock.

          8.3  Restrictions on Registration Rights.
               -----------------------------------

          (a) In the event of a registration of any shares of Restricted Stock under the Securities Act pursuant to Section 8.2 hereof, the maximum number of shares which each holder of Restricted Stock is entitled to request to be registered shall be equal to the product of (i) the aggregate number of shares of Restricted Stock requested to be registered by all holders thereof and (ii) a fraction, the numerator of which shall be the percentage set forth opposite such holder's name on Schedule A hereto, and the denominator of which shall be the sum of such percentages for all holders of Restricted Stock electing to exercise their registration rights pursuant to Section 8.2 hereof.

          (b) The right of each holder of Restricted Stock to participate in registrations of Restricted Stock shall terminate when such holder and all permitted transferees of such holder considered as a group, has received gross proceeds from the sale of shares of Restricted Stock equal to the amount set forth opposite such holder's name on Schedule B hereto.

          8.4  Registration Procedures.  If and whenever the Company is required
               -----------------------
by the provisions of Section 8.2 above to use its best efforts to effect the registration of any Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

          (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 8.2 above, shall be on Form S-1, Form S-3, or other Form of general applicability satisfactory to the managing underwriter selected) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

          (c) furnish to each seller of Restricted Stock covered by such registration statement and to each underwriter such number of copies of the registration statement and the printed prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

          (d) in connection with each registration hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to effect the transaction and assure compliance with federal and applicable state securities laws, as well as any documentation customarily required by underwriters of such transaction;

          (e) in connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required under
Section 8.2 above to include any of
the holders' Restricted Stock in such underwriting unless the holders of such Restricted Stock accept the terms of the underwriting as agreed upon between the Company and the underwriters selected; and

          (f) notwithstanding the provisions of Section 5(a) above, the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed ninety (90) days in any twelve (12) month period if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed.

          8.5  Expenses.  All expenses incurred in connection with a
               --------
registration pursuant to Section 8.2 (excluding underwriters' discounts and commissions), including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and the reasonable fees and disbursements of one counsel for all of the selling holders of Restricted Stock (which counsel fees and disbursements shall not exceed $15,000) shall be borne by the Company; provided, however, that if one or more selling holders of Restricted Stock shall
--------  -------
withdraw his, her, its or their request for registration pursuant to Section 8.2 hereof, the Company shall not be required to pay such selling holder's or holders' pro rata costs of insurance or pro rata portion of fees and disbursements of counsel payable on behalf of the selling holders of Restricted Stock in connection with such registration.

          8.6  Changes in Shares.  If, and as often as, there is any change in
               -----------------
the Shares, by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions of this Agreement so that the rights and privileges granted hereby shall continue with respect to the Shares as so changed.

     9.   AGREEMENT TO ENTER INTO THE CONTRIBUTION AGREEMENT.  Each Initial
          --------------------------------------------------
Stockholder hereby covenants and agrees to enter into the Contribution Agreement and to perform in accordance with the terms and provisions thereof.

     10.  TERMINATION.  The rights and obligations under this Agreement shall
          -----------
terminate automatically with respect to each Stockholder upon the earliest to occur of (i) the execution of a written instrument to that effect by the Company and each Stockholder who then owns Shares, (ii) the merger or consolidation of the Company with a corporation or other entity upon consummation of which all Stockholders immediately thereafter own in the aggregate less than twenty-five percent (25%) of the total voting power of the surviving or resulting corporation and (iii) the Transfer of Shares by any Stockholder that causes all Stockholders immediately after such Transfer to own in the aggregate less than ten percent (10%) of the total voting power of the Company.

     11.  APPOINTMENT OF ATTORNEYS-IN-FACT.  In connection with the agreement of
          --------------------------------
the Stockholders to participate in the funding of any distributor or employee equity incentive program or programs sponsored by the Company or NSI, as set forth in Section 4 hereof, each of the Stockholders hereby makes, constitutes and appoints each of Keith R. Halls or his successors and M. Truman Hunt or his successors the true and lawful attorney-in-fact of the Stockholder (each said person or his successors being hereinafter referred to as the "Attorney-in-Fact"), with full power and authority to act in the name and on behalf of the Stockholder for the following purposes:

          (a) to Transfer the Equity Incentive Shares to the Company;

          (b) to endorse, transfer and deliver certificates for the Equity Incentive Shares to or on the order of the Company or to its nominee or nominees, and to give such orders and instructions as the Attorney-in-Fact may in his sole discretion determine with respect to (i) the transfer of the Equity Incentive Shares on the books of the Company in order to effect such Transfer (including the names in which new certificates for the Equity Incentive Shares are to be issued and the denominations thereof), (ii) the delivery to or for the account of the Company of the certificates for the Equity Incentive Shares against receipt in the name of the Stockholders of the purchase price to be paid therefor, and (iii) the remittance to the Stockholders of the proceeds, after payment of expenses hereinafter described, from the Transfer of the Equity Incentive Shares; if requested by or on behalf of the Stockholders, funds to be remitted to the Stockholders shall be remitted by wire transfer (in accordance with instructions provided by or on behalf of the Stockholders) promptly upon such funds becoming available for transfer;

          (c) if necessary, to endorse (in blank or otherwise) on behalf of the Stockholders the certificate or certificates representing the Equity Incentive Shares or a stock power or powers attached to such certificate or certificates;

          (d) to incur any necessary or appropriate expense in connection with the Transfer of the Equity Incentive Shares; and

          (e) otherwise take all actions, including the execution and delivery of all documents, deemed advisable by the Attorney-in-Fact in its sole discretion, with respect to the Transfer of the Equity Incentive Shares to the Company as fully as the Stockholders could if the Stockholders were present and acting.

     Each Attorney-in-Fact shall be entitled to act and rely upon any written statement, request, notice or instructions representing the foregoing power of attorney, not only as to the authorization, validity and effectiveness thereof, but also as to the truth and acceptability of information therein contained.
The parties to this Agreement agree to indemnify and hold harmless each Attorney-in-Fact from and against any loss, liability, damages or expenses (including reasonable attorney's fees and court costs) incurred by either of them arising out of or in connection with their acting as Attorney-in-Fact under the foregoing power of attorney, as well as the costs and expenses of defending against any claim of liability in the premises. Each Attorney-in-Fact may consult with counsel of his choice (who may be counsel for Nu Skin Asia Pacific, Inc.) and the Attorney-in-Fact shall have full and complete authorization and protection for any action taken or suffered by either of them hereunder in good faith and in accordance with the opinion of such counsel.

     12.  GENERAL PROVISIONS.
          ------------------

          12.1 Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of Delaware.

          12.2 Notices.  Any notices and other communications given pursuant to
               -------
this Agreement shall be in writing and shall be effective upon delivery by hand or on the fifth day after deposit in the mail if sent by certified or registered mail (postage prepaid and return receipt requested) or on the next business day if sent by a nationally recognized overnight courier service (appropriately marked for overnight delivery) or upon transmission if sent by facsimile (with request for immediate confirmation of receipt in a manner customary for communication of such type and with physical delivery of the communication being made by one of the other means specified in this Section 12.2 as promptly as practicable thereafter). Notices are to be addressed as follows:


               (i) If to the Company:

                   Nu Skin Asia Pacific, Inc.
                   75 West Center Street,
                   Suite 900
                   Provo, Utah 84601
                   Attention:  Steven J. Lund, President
                   Telecopy:  (801) 345-5999

                   With a copy to:

                   LeBoeuf, Lamb, Greene & MacRae, L.L.P.
                   136 South Main Street,
                   Suite 1000
                   Salt Lake City, Utah 84101-1685
                   Attention:  Nolan S. Taylor, Esq.
                   Telecopy:  (801) 359-8256


          (ii) If to a Stockholder, then as set forth opposite such Stockholder's name in the second column of Schedule "C" attached hereto with a copy to the person or persons listed opposite such Stockholder's name in the third column of Schedule "C" attached hereto.

All notices to a party hereto shall be deemed to have been duly given for all purposes under this Agreement if given to such party (with a copy to such person or persons as specified) in accordance with the first sentence of this Section
12.2 (a) until notice is given pursuant to this Section 12.2 of a different address from the address provided above or, in the case of any person or entity that hereafter becomes a Stockholder, the address specified in the undertaking delivered pursuant to Section 2.2 hereof, or (b) after notice has been given pursuant to this Section 12.2 of a different address, the address specified in such notice. No notices hereunder shall be required to be given to any Stockholder that hereafter becomes a Stockholder until notice of such Stockholder becoming a Stockholder (including a copy of such Stockholder's undertaking given pursuant to Section 2.2 hereof) is given to the Company and to each Stockholder (with a copy of the same to such other persons as specified) pursuant to this Section 12.2.

          12.3     Headings.  The headings of the various Sections of this
                   --------
Agreement have been inserted for convenience only and shall not be deemed to be part of this Agreement.

          12.4     Binding Effect.  This Agreement will be binding upon and
                   --------------
inure to the benefit of the Company, its successors and assigns and to the Stockholders and their respective heirs, personal representatives, successors and assigns.

          12.5     No Oral Change.  This Agreement may not be changed orally,
                   --------------
but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

          12.6 Entire Understanding.  This Agreement sets forth the entire
               --------------------
agreement and understanding of the parties hereto in respect of the subject matter hereof and the transactions contemplated hereby and supersedes all prior written and oral agreements, arrangements and understandings relating to the subject matter hereof.

               12.7  Remedies.
                     --------

          (a) The parties hereto acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in such party's sole discretion, apply to any court of competent jurisdiction for specific performance or injunctive relief or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party hereto waives any objection to the imposition of such relief.

          (b) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof, whether at law or in equity, shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party hereto shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

          12.8     Trustees' Capacity.  With respect to obligations of trustees
                   ------------------
who are parties to this Agreement in their capacity as a trustee of one or more trusts, this Agreement shall be binding upon such trustees only in their capacities as trustees, not individually and not with respect to any Shares other than Shares held by them in their capacity as trustees of such trusts.

          12.9     Counterparts.  This Agreement may be executed in any number
                   ------------
of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, of the parties hereto.

          12.10    Application of Agreement to After-Acquired Shares.  All the
                   -------------------------------------------------
provisions of this Agreement shall apply to all of the Shares of the Company owned by a person or entity at the time he, she or it is or becomes a party hereto or that may be issued or transferred hereafter to a Stockholder as a result of any additional issuance, purchase, exchange or reclassification of Shares, corporate reorganization or any other form of recapitalization, consolidation, merger, share split or share dividend or that are acquired by a Stockholder in any other manner.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

SIGNATURE PAGE OF THE STOCKHOLDERS AGREEMENT EFFECTIVE AS OF NOVEMBER 20, 1996

     IN WITNESS WHEREOF, this Stockholders Agreement has been signed as of the date first above written. This Stockholders Agreement may be signed in counterparts and may be signed by facsimile signature, each of which shall be deemed to be effective as of the date above first written.


                            NU SKIN ASIA PACIFIC, INC.,
                            a Delaware Corporation



                            By:     ____________________________________

                            Its:    ____________________________________



                            __________________________________________
                            Blake M. Roney, individually


                            THE ALL R'S TRUST



                            By:     ____________________________________
                                    Steven J. Lund
                            Its:    Trustee


                            THE B & N RONEY TRUST



                            By:     ____________________________________
                                    Steven J. Lund
                            Its:    Trustee

                              Page (i) of (xvii)

SIGNATURE PAGE OF THE STOCKHOLDERS AGREEMENT EFFECTIVE AS OF NOVEMBER 20, 1996

                            THE WFA TRUST



                            By:     ____________________________________
                                    Steven J. Lund
                            Its:    Trustee


                            BNASIA, LTD.



                            By:     ____________________________________
                                    Blake M. Roney
                            Its:    General Partner



                            By:     ____________________________________
                                    Nancy L. Roney
                            Its:    General Partner


                            THE BLAKE M. AND NANCY L. RONEY FOUNDATION



                            By:     ____________________________________
                                    Blake M. Roney
                            Its:    Trustee



                            By:     ____________________________________
                                    Nancy L. Roney
                            Its:    Trustee

                              Page (ii) of (xvii)

SIGNATURE PAGE OF THE STOCKHOLDERS AGREEMENT EFFECTIVE AS OF NOVEMBER 20, 1996

                            B & N RHINO COMPANY, L.C.



                            By:     ____________________________________
                                    Craig F. McCullough
                            Its:    Manager



                            __________________________________________
                            Nedra D. Roney, individually



                            __________________________________________
                            Rick Roney, individually



                            __________________________________________
                            Burke Roney, individually



                            __________________________________________
                            Park Roney, individually


                            THE MAR TRUST



                            By:     ____________________________________
                                    Keith R. Halls
                            Its:    Trustee

                             Page (iii) of (xvii)

SIGNATURE PAGE OF THE STOCKHOLDERS AGREEMENT EFFECTIVE AS OF NOVEMBER 20, 1996

                            THE NR TRUST



                            By:     ____________________________________
                                    Keith R. Halls
                            Its:    Trustee


                            THE NEDRA RONEY FOUNDATION



                            By:     ____________________________________
                                    Nedra Roney
                            Its:    Trustee



                            By:     ____________________________________
                                    Evan A Schmutz
                            Its:    Trustee


                            THE NEDRA RONEY FIXED CHARITABLE TRUST



                            By:     ____________________________________
                                    Keith R. Halls
                            Its:    Trustee


                            NR RHINO COMPANY, L.C.



                            By:     ____________________________________
                                    Craig F. McCullough
                            Its:    Manager

                              Page (iv) of (xvii)

SIGNATURE PAGE OF THE STOCKHOLDERS AGREEMENT EFFECTIVE AS OF NOVEMBER 20, 1996


                            __________________________________________
                            Sandra N. Tillotson, individually


                            THE SNT TRUST



                            By:     ____________________________________
                                    Lee M. Brower
                            Its:    Trustee


                            THE DVNM TRUST



                            By:     ____________________________________
                                    Lee M. Brower
                            Its:    Trustee


                            THE CWN TRUST



                            By:     ____________________________________
                                    Lee M. Brower
                            Its:    Trustee


                            THE DPN TRUST



                            By:     ____________________________________
                                    Craig S. Tillotson
                            Its:    Trustee

                              Page (v) of (xvii)

SIGNATURE PAGE OF THE STOCKHOLDERS AGREEMENT EFFECTIVE AS OF NOVEMBER 20, 1996

                            By:  ____________________________________
                                    Lee M. Brower
                            Its:    Trustee


                            THE GNT TRUST



                            By:     ____________________________________
                                    Craig S. Tillotson
                            Its:    Trustee



                            By:     ____________________________________
                                    Lee M. Brower
                            Its:    Trustee


                            THE LMB TRUST



                            By:     ____________________________________
                                    Gregory N. Barrick
                            Its:    Trustee


                            THE SANDRA N. TILLOTSON FIXED CHARITABLE TRUST



                            By:     ____________________________________
                                    Sandra N. Tillotson
                            Its:    Trustee

                              Page (vi) of (xvii)

SIGNATURE PAGE OF THE STOCKHOLDERS AGREEMENT EFFECTIVE AS OF NOVEMBER 20, 1996

                            SNT RHINO COMPANY, L.C.



                            By:     ____________________________________
                                    Craig S. Tillotson
                            Its:    Manager



                            __________________________________________
                            Steven J. Lund, individually


                            SKASIA, LTD.



                            By:     ____________________________________
                                    Steven J. Lund
                            Its:    General Partner



                            By:     ____________________________________
                                    Kalleen Lund
                            Its:    General Partner



                            THE S AND K LUND TRUST



                            By:     ____________________________________
                                    Blake M. Roney
                            Its:    Trustee

                             Page (vii) of (xvii)

SIGNATURE PAGE OF THE STOCKHOLDERS AGREEMENT EFFECTIVE AS OF NOVEMBER 20, 1996

                            THE STEVEN J. AND KALLEEN LUND FOUNDATION



                            By:     ____________________________________
                                    Steven J. Lund
                            Its:    Trustee



                            By:     ____________________________________
                                    Kalleen Lund
                            Its:    Trustee


                            THE STEVEN AND KALLEEN LUND FIXED CHARITABLE TRUST



                            By:     ____________________________________
                                    Steven J. Lund
                            Its:    Trustee



                            By:     ____________________________________
                                    Kalleen Lund
                            Its:    Trustee


                            S & K RHINO COMPANY, L.C.



                            By:     ____________________________________
                                    Craig F. McCullough
                            Its:    Manager

                             Page (viii) of (xvii)

SIGNATURE PAGE OF THE STOCKHOLDERS AGREEMENT EFFECTIVE AS OF NOVEMBER 20, 1996


                            __________________________________________
                            Brooke B. Roney, individually


                            BDASIA, LTD.



                            By:     ____________________________________
                                    Brooke B. Roney
                            Its:    General Partner



                            By:     ____________________________________
                                    Denice R. Roney
                            Its:    General Partner


                            THE B AND D RONEY TRUST



                            By:     ____________________________________
                                    Blake M. Roney
                            Its:    Trustee


                            THE BROOKE BRENNAN AND DENICE RENEE RONEY FOUNDATION



                            By:     ____________________________________
                                    Brooke B. Roney
                            Its:    Trustee



                            By:     ____________________________________
                                    Denise R. Roney
                            Its:    Trustee

                              Page (ix) of (xvii)

SIGNATURE PAGE OF THE STOCKHOLDERS AGREEMENT EFFECTIVE AS OF NOVEMBER 20, 1996


                            __________________________________________
                            Kirk V. Roney, individually


                            KMASIA, LTD.



                            By:     ____________________________________
                                    Kirk V. Roney
                            Its:    General Partner



                            By:     ____________________________________
                                    Melanie K. Roney
                            Its:    General Partner


                            THE K AND M RONEY TRUST



                            By:     ____________________________________
                                    Rick Roney
                            Its:    Trustee


                            THE KIRK AND MELANIE RONEY FIXED CHARITABLE TRUST



                            By:     ____________________________________
                                    Kirk V. Roney
                            Its:    Trustee



                            By:     ____________________________________
                                    Melanie K. Roney
                            Its:    Trustee

                              Page (x) of (xvii)

SIGNATURE PAGE OF THE STOCKHOLDERS AGREEMENT EFFECTIVE AS OF NOVEMBER 20, 1996


                            K & M RHINO COMPANY, L.C.



                            By:     ____________________________________
                                    Craig F. McCullough
                            Its:    Manager



                            __________________________________________
                            Keith R. Halls, individually


                            KAASIA, LTD.



                            By:     ____________________________________
                                    Keith R. Halls
                            Its:    General Partner



                            By:     ____________________________________
                                    Anna Lisa Halls
                            Its:    General Partner


                            THE K AND A HALLS TRUST



                            By:     ____________________________________
                                    Michael L. Halls
                            Its:    Trustee

                              Page (xi) of (xvii)

SIGNATURE PAGE OF THE STOCKHOLDERS AGREEMENT EFFECTIVE AS OF NOVEMBER 20, 1996

                            THE HALLS FAMILY TRUST



                            By:     ____________________________________
                                    Michael L. Halls
                            Its:    Trustee



                            THE KEITH AND ANNA LISA HALLS FIXED CHARITABLE TRUST



                            By:     ____________________________________
                                    Keith R. Halls
                            Its:    Trustee



                            By:     ____________________________________
                                    Anna Lisa Halls
                            Its:    Trustee


                            THE KEITH RAY AND ANNA LISA MASSARO HALLS FOUNDATION



                            By:     ____________________________________
                                    Keith R. Halls
                            Its:    Trustee



                            By:     ____________________________________
                                    Anna Lisa Halls
                            Its:    Trustee

                             Page (xii) of (xvii)

SIGNATURE PAGE OF THE STOCKHOLDERS AGREEMENT EFFECTIVE AS OF NOVEMBER 20, 1996

                            K & A RHINO COMPANY, L.C.



                            By:     ____________________________________
                                    Craig F. McCullough
                            Its:    Manager



                            __________________________________________
                            Craig S. Tillotson, individually


                            THE CST TRUST



                            By:     ____________________________________
                                    Sandra N. Tillotson
                            Its:    Trustee


                            THE JS TRUST



                            By:     ____________________________________
                                    Lee M. Brower
                            Its:    Trustee


                            THE JT TRUST



                            By:     ____________________________________
                                    Lee M. Brower
                            Its:    Trustee

                             Page (xiii) of (xvii)

SIGNATURE PAGE OF THE STOCKHOLDERS AGREEMENT EFFECTIVE AS OF NOVEMBER 20, 1996

                            THE CB TRUST



                            By:     ____________________________________
                                    Lee M. Brower
                            Its:    Trustee


                            THE CM TRUST



                            By:     ____________________________________
                                    Lee M. Brower
                            Its:    Trustee


                            THE BCT TRUST



                            By:     ____________________________________
                                    Lee M. Brower
                            Its:    Trustee


                            THE ST TRUST



                            By:     ____________________________________
                                    Lee M. Brower
                            Its:    Trustee


                            THE NJR TRUST



                            By:     ____________________________________
                                    Lee M. Brower
                            Its:    Trustee

                             Page (xiv) of (xvii)

SIGNATURE PAGE OF THE STOCKHOLDERS AGREEMENT EFFECTIVE AS OF NOVEMBER 20, 1996

                            THE RLS TRUST



                            By:     ____________________________________
                                    Lee M. Brower
                            Its:    Trustee


                            THE RBZ TRUST



                            By:     ____________________________________
                                    Lee M. Brower
                            Its:    Trustee


                            THE LB TRUST



                            By:     ____________________________________
                                    Gregory N. Barrick
                            Its:    Trustee


                            THE CRAIG S. TILLOTSON FIXED CHARITABLE TRUST



                            By:     ____________________________________
                                    Craig S. Tillotson
                            Its:    Trustee

                              Page (xv) of (xvii)

SIGNATURE PAGE OF THE STOCKHOLDERS AGREEMENT EFFECTIVE AS OF NOVEMBER 20, 1996

                            CST RHINO COMPANY, L.C.



                            By:     ____________________________________
                                    Sandra N. Tillotson
                            Its:    Manager



                            __________________________________________
                            R. Craig Bryson, individually


                            RCKASIA, LTD.



                            By:     ____________________________________
                                    R. Craig Bryson
                            Its:    General Partner



                            By:     ____________________________________
                                    Kathleen D. Bryson
                            Its:    General Partner


                            THE C AND K TRUST



                            By:     ____________________________________
                                    Steven J. Lund
                            Its:    Trustee

                             Page (xvi) of (xvii)

SIGNATURE PAGE OF THE STOCKHOLDERS AGREEMENT EFFECTIVE AS OF NOVEMBER 20, 1996

                            THE BRYSON FOUNDATION



                            By:     ____________________________________
                                    R. Craig Bryson
                            Its:    Trustee



                            By:     ____________________________________
                                    Kathleen D. Bryson
                            Its:    Trustee


                            THE BRYSON FIXED CHARITABLE TRUST



                            By:     ____________________________________
                                    R. Craig Bryson
                            Its:    Trustee



                            By:     ____________________________________
                                    Kathleen D. Bryson
                            Its:    Trustee


                            CKB RHINO COMPANY, L.C.



                            By:     ____________________________________
                                    Keith R. Halls
                            Its:    Manager

                             Page (xvii) of (xvii)

                                 SCHEDULE "A"

HOLDER OF RESTRICTED             PERCENTAGE
--------------------             ----------

STOCK/1/
--------

Blake M. Roney                      18.18%
Nedra D. Roney                    16.2094%
Sandra N. Tillotson                  13.6%
Kirk V. Roney                         9.1%
Brooke B. Roney                       9.1%
Steven J. Lund                        9.1%
R. Craig Bryson                       9.1%
Craig S. Tillotson                    9.1%
Keith R. Halls                       4.54%
Rick A. Roney                       .7177%
Burke F. Roney                      .5741%
Park R. Roney                       .5741%
Mark A. Roney                       .1794%


----------
/1/ Includes all Stockholder Controlled Entities and Stockholder Controlled Trusts formed by or for the respective holder of Restricted Stock.

                                 SCHEDULE "B"

HOLDER OF RESTRICTED               AMOUNT
---------------------            -----------

STOCK/2/
--------

Blake M. Roney                   $30,000,000
Nedra D. Roney                   $26,921,265
Sandra N. Tillotson              $22,500,000
Kirk V. Roney                    $15,000,000
Brooke B. Roney                  $15,000,000
Steven J. Lund                   $15,000,000
R. Craig Bryson                  $15,000,000
Craig S. Tillotson               $15,000,000
Keith R. Halls                   $ 7,500,000
Rick A. Roney                    $ 1,184,205
Burke F. Roney                   $   947,265
Park R. Roney                    $   947,265
Mark A. Roney                    $   296,010

----------
/2/ Includes all Stockholder Controlled Trusts formed by the respective holder of Restricted Stock.

                                 SCHEDULE "C"

                                 STOCKHOLDERS



     STOCKHOLDER NAME       ADDRESS           WITH COPY TO
     ----------------       -------           ------------